STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC2

Payment Number	14
Beginning Date of Collection Period	01-Nov-04
End Date of Collection Period	30-Nov-04
Payment Date	20-Dec-04
Previous Payment Date	22-Nov-04

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	39,852,488.21
Available Payment Amount	39,574,975.38
Principal Collections	34,961,199.57
Interest Collections (net of servicing fee)	4,613,775.81
Net of Principal Recoveries	4,613,775.81
Principal Recoveries	0.00
Servicing Fee	301,326.83
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	39,852,488.21
Interest Paid to Notes and Components	1,090,147.18
Principal Paid to Notes and Components	36,017,844.29
Transferor - pursuant to 5.01 (a) (xiv)	2,443,169.91
Servicing Fee	301,326.83

Group 1 Pool Balance
Beginning Pool Balance	723,184,384.21
Principal Collections (including repurchases)	34,961,199.57
Additional Principal Reduction Amount	1,056,644.72
Ending Pool Balance	687,166,539.92

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.16%
Loss Rate (net of principal recoveries; % of beginning pool balance)	1.75%
Net Yield	6.40%
Realized Losses	1,056,644.72
Cumulative Realized Losses	3,534,821.40
Cumulative Loss Percentage	0.30%
Delinquent Loans
One Payment Principal Balance of loans	31,479,997.70
One Payment Number of loans	274
Two Payments Principal Balance of loans	6,117,236.76
Two Payments Number of loans	58
Three+ Payments Principal Balance of loans	35,522,323.74
Three+ Payments Number of loans	356

Two+ Payments Delinquency Percentage	6.06%
Two+ Payments Rolling Average	5.59%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	6,571
Number of loans outstanding end of period	6,293
Number of REO as of the end of the Collection Period	78
Principal Balance of REO as of the end of the Collection Period	6,677,843.47

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	2,443,169.91
Principal Payment Amount	34,961,199.57
Principal Collections	34,961,199.57
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	8,091,089.83
Available Payment Amount	8,020,113.46
Principal Collections	6,966,925.09
Interest Collections (net of servicing fee)	1,053,188.37
Net of Principal Recoveries	1,053,188.37
Principal Recoveries	0.00
Servicing Fee	70,976.37
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	8,091,089.83
Interest Paid to Notes and Components	257,893.34
Principal Paid to Notes and Components	7,171,784.73
Transferor - pursuant to 5.01 (a) (xiv)	590,435.39
Servicing Fee	70,976.37

Group 2 Pool Balance
Beginning Pool Balance	170,343,286.29
Principal Collections (including repurchases)	6,966,925.09
Additional Principal Reduction Amount	204,859.64
Ending Pool Balance	163,171,501.56

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	7.92%
Loss Rate (net of principal recoveries; % of beginning pool balance)	1.44%
Net Yield	6.48%
Realized Losses	204,859.64
Cumulative Realized Losses	710,092.79
Cumulative Loss Percentage	0.25%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	7,912,496.95
One Payment - Number of mortgage loans	63
Two Payments - Principal Balance of mortgage loans	2,137,001.00
Two Payments - Number of mortgage loans	19
Three+ Payments - Principal Balance of mortgage loans	10,047,985.03
Three+ Payments - Number of mortgage loans	83

Two+ Payments Delinquency Percentage	7.47%
Two+ Payments Rolling Average	6.26%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,305
Number of loans outstanding end of period	1,260
Number of REO as of the end of the Collection Period	18
Principal Balance of REO as of the end of the Collection Period	1,656,724.17

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	0.00

Monthly Excess Cashflow	590,435.39
Principal Payment Amount	6,966,925.09
Principal Collections	6,966,925.09
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	2.14000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	2.43000%
Class A-1 Note Rate	2.43000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	2.74000%
Class M-1 Component Rate	2.74000%
Group 1 Available Funds Cap	8.71647%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	2.47000%
Class A-2 Note Rate	2.47000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	2.74000%
Class M-2 Component Rate	2.74000%
Group 2 Available Funds Cap	8.89768%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	34.905162
2. Principal Payment per $1,000	33.907190
3. Interest Payment per $1,000	0.997972

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	2.43000%
2. Days in Accrual Period	28

3. Class A-1 Interest Due	824,517.84
4. Class A-1 Interest Paid	824,517.84
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	436,252,823.47
2. Class A-1 Principal Due	28,013,882.66
3. Class A-1 Principal Paid	28,013,882.66
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	408,238,940.81

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.5280277
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.4941206
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.5940902

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	28.869841
2. Principal Payment per $1,000	27.890692
3. Interest Payment per $1,000	0.979149

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	2.47000%
2. Days in Accrual Period	28

3. Class A-2 Interest Due	195,826.78
4. Class A-2 Interest Paid	195,826.78
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	101,934,126.52
2. Class A-2 Principal Due	5,578,054.79
3. Class A-2 Principal Paid	5,578,054.79
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	96,356,071.73

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.5096783
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.4817876
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.5905202

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	35.032475
2. Principal Payment per $1,000	33.907190
3. Interest Payment per $1,000	1.125286

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	2.74000%
2. Days in Accrual Period	28

3. Class M-1 Interest Due	265,629.34
4. Class M-1 Interest Paid	265,629.34
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	124,643,588.44
2. Class M-1 Principal Due	8,003,961.63
3. Class M-1 Principal Paid	8,003,961.63
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	116,639,626.81

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.5280277
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.4941206
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1697400

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	28.976873
2. Principal Payment per $1,000	27.890692
3. Interest Payment per $1,000	1.086181

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	2.74000%
2. Days in Accrual Period	28

3. Class M-2 Interest Due	62,066.56
4. Class M-2 Interest Paid	62,066.56
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	29,124,036.13
2. Class M-2 Principal Due	1,593,729.94
3. Class M-2 Principal Paid	1,593,729.94
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	27,530,306.19

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.5096783
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.4817876
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1687201

HSBC FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of HSBC Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on December 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of December, 2004.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ Dennis Mickey
A Servicing Officer